                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 31, 1998, is entered into among RIDDELL SPORTS INC., a Delaware corporation (the "Borrower"), each of the Borrower's Material Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"), the Lenders party to the Credit Agreement defined below (the "Lenders"), NBD BANK, as Administrative Agent (the "Administrative Agent") for the Lenders and NATIONSBANK, N.A., as Documentation Agent (the "Documentation Agent") for the Lenders (the Documentation Agent, together with the Administrative Agent, collectively the "Agents"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Documentation Agent and the Lenders are parties to that certain Credit Agreement dated as of June 19, 1997 (as amended by that certain First Amendment to Credit Agreement dated as of March 31, 1998 and as may be amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend certain terms set forth in the Credit Agreement; and

         WHEREAS, the Agents and the Lenders have agreed to amend certain terms set forth in the Credit Agreement, as more fully set forth below.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 AMENDMENTS TO CREDIT AGREEMENT.

         1.1 Financial Covenants.

                  (a) The table set forth in Section 7.2(a) of the Credit Agreement is amended for the "Fiscal Quarter Ending" December 31, 1998 as follows:


                              Maximum               Maximum          Minimum
                              Adjusted            Senior Debt       Coverage
Fiscal Quarter Ending      Leverage Ratio        Leverage Ratio       Ratio
---------------------      --------------        --------------     --------

 December 31, 1998           8.50 to 1.0           .50 to 1.0      .80 to 1.0



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                  (b) The table set forth in Section 7.2(c) of the Credit
         Agreement is amended for the "Date" December 31, 1998 as follows:



               Date                   Amount
               ----                   ------

         December 31, 1998         $24,250,000


         1.2 Clean Down Period. Notwithstanding anything in Section 7.17 of the Credit Agreement to the contrary, the Credit Parties shall not be required to comply with the terms of Section 7.17 of the Credit Agreement for the twelve month period ending December 31, 1998.

         1.3 Payment of Expenses. Section 11.5 of the Credit Agreement is amended by deleting the words "Documentation Agent" in the second line thereof and substituting the word "Agents" in replacement therefor.


SECTION 2 CONDITIONS PRECEDENT.

         2.1 The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

                  (a) The Agents shall have received copies of this Amendment duly executed by the Credit Parties, the Agents and the Lenders.

                  (b) The Agents shall have received such other documents and information as either deems reasonably necessary.

SECTION 3 MISCELLANEOUS.

                  3.1 The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  3.2 The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.


                                       2

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                  3.3 The Borrower hereby represents and warrants to the Lenders and the Agents that (a) no Default or Event of Default exists and is continuing under the Credit Agreement; (b) all of the representations and warranties made in the Credit Documents are true and correct in all material respects as of the date hereof; and (c) the Borrower has no claims, counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

                  3.4 The Guarantors (a) acknowledge and consent to all of the terms and conditions of this Amendment, (b) affirm all of their obligations under the Credit Documents and (c) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder, or if a Guarantor did have any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

                  3.5 Each of the Borrower, the Guarantors, the Agents and the Lenders party hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such party and constitutes such party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such party of this Amendment.


                                       3

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                  3.6 This Amendment may be executed in any number of
         counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

                  3.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.









                                       4

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         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:
                             RIDDELL SPORTS INC.,
                             a Delaware corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------

GUARANTORS:
                             RIDDELL, INC.,
                             a Illinois corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             EQUILINK LICENSING CORPORATION,
                             a Delaware corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             RHC LICENSING CORPORATION,
                             a Delaware corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             RIDMARK CORPORATION,
                             a Delaware corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------

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                             ALL AMERICAN SPORTS CORPORATION,
                             a Delaware corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             VARSITY SPIRIT CORPORATION,
                             a Tennessee corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             VARSITY SPIRIT FASHIONS &
                             SUPPLIES, INC.
                             a Minnesota corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             INTERNATIONAL LOGOS, INC.
                             a Tennessee corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------



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                             VARSITY/INTROPA TOURS, INC.
                             a Tennessee corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             VARSITY USA, INC.
                             a Tennessee corporation

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


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LENDERS:

                             NBD BANK
                             individually in its capacity as a
                             Lender and in its capacity as
                             Administrative Agent and Collateral
                             Agent

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------


                             NATIONSBANK, N.A.,
                             individually in its capacity as a
                             Lender and in its capacity as
                             Documentation Agent

                             By: /s/
                                ------------------------------
                             Name:
                                  ----------------------------
                             Title:
                                   ---------------------------